United States
                         Securities and Exchange Commission
                             Washington, D.C.  20549

                               FORM   N-CSR

Certified Shareholder Report of Registered Management investment companies

                   Investment Company Act file number 811-06680

                                BHIRUD FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                           c/o Bhirud Associates, Inc.
                1266 E. Main Street, Stamford, Connecticut 06902
             (Address of Principal Executive Offices)     (Zip code)
      Registrant's Telephone Number, including Area Code: (203) 977 - 1521

                                  SURESH BHIRUD
                             Bhirud Associates, Inc.
                1266 E. Main Street, Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)

                     Copy to: Sarah A. Bessin
                             Sherman & Sterling
                             801 Pennsylvania Ave., NW
                             Washington, DC 20004


Registrant's telephone number, including area code: (203) 977-1521

Date of fiscal year end: July 31

Date of reporting period: January 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.



Item 1.  Reports to Stockholders.

                          The Apex Mid Cap Growth Fund
                              C/o Bhirud Funds Inc.
                     Soundview Plaza, 1266 East Main Street
                               Stamford, CT 06902
                       For Prospectus Call: (877) 289-2739
                 For Shareholder Services Call:  (877) 593-8637
                                 www.apexfund.net

                               SEMI ANNUAL REPORT
                             dated  January 31, 2004
                                   (UNAUDITED)


March 27, 2004.

Performance: The Bottom Line

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $4,236 (as of January 31,2004). The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's bench mark, the Standard & Poor's MidCap 400 Index, over the same period.



[Graph Omitted]




  Performance Comparison (Average Annual Total Returns - For the periods ended
                                January 31, 2004)

                                   6 Months      1 Year     5 Years  	10 Years

  Apex Mid Cap Growth Fund         +21.10% **    +146.68%   -16.20%   	-9.93%

  S&P 500 (reflects no deduction   +14.22% **    +32.19%    -2.44%      +8.91%
  for fees, expenses, or taxes)

  S&P 400 (reflects no deduction   +18.36% **    +41.05%    +9.32%      +12.36%
  for fees, expenses, or taxes)

** Not annualized

The line graph and Table includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund Shares.

                 See accompanying Notes to Financial Statements

SHAREHOLDER EXPENSE EXAMPLE  - (UNAUDITED)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.You may also pay one-time transaction expenses, including sales charges (Front Load), which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.


The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2003 through January 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

Fund            Beginning       Ending         Expenses Paid
                Account Value   Account        During Period (*)
                                Value
                August 1, 2003  January 31,    August 1, 2003 -
                                2004           January 31, 2004

Actual (28.48%  $ 1,000         $1,284.85      $21.77
return**)
Hypothetical*** $ 1,000         $1,006.08      $19.11


* Expenses are equal to the Funds' annualized expense ratio of 3.79%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**  Returns are with expenses and not annualized.
*** Assumes a 5% annual return before expenses.


CAPITAL GOODS	  1.82
CONSUMER DURABLES	  0.84
FINANCIAL	        7.03
MISC.	              2.88
NONDURABLES	       22.51
SERVICES	       25.34
TECHNOLOGY   	 40.88


The above chart gives a visual breakdown of the Fund by the Industry Sectors the underlying securities represent as a percentage of the portfolio of investments.

                 See accompanying Notes to Financial Statements

Management's Discussion of Fund Performance

Enclosed is the semi-annual report for Apex Mid Cap Growth Fund for the period ending January 31, 2004, managements discussion of portfolio performance and the stock market outlook for the near future.

Before discussing our investment style and performance, it is important to examine our outlook for the economy and the stock market.

Most skepticism about stock market outlook stems from a fear that the economy will loose momentum. This is coupled with the misperception that current economic growth is sluggish and that stock prices cannot continue to rise after last years hefty gains. In fact, reported economic growth has been stronger than expected during the post 9/11 period. Real GDP grew at an annual rate of 2.8% in 2002 and 4.2% in 2003. The widespread expectations of economic depression leading to a doom and gloom scenario for the stock market that were prevalent at the start of the Iraq war about a year ago have already been proven wrong.

There have been, and continue to be, many factors driving this economic growth. Historically low interest rates have clearly been a major factor. However, the role of low cost financing is somewhat misunderstood. For the first time in 50 years interest rates are so low (yield for 90 day T bills at 0.94%) that the benefits are being passed on to the broader population. This explains the sustained strength in the housing and auto markets. The second, and equally powerful driver for the domestic economy is changing demographics. According to the most recent census, from 1990 to 2000 the population has grown by about 3.3 million annually across all age groups and ethnic backgrounds. Contrary to fears of slowing economic growth due to aging baby boomers, the country has shown significant growth in the younger age groups.

The domestic economy is also benefiting from a surprisingly strong global economy, where the big surprise is both the degree of strength and the breadth of the recovery. According to recent data from The Economist magazine China and India are leading the world with real GDP growth rates at 9.9% and 8.4% respectively over the last 12 months. There is also significant economic growth in the non-EU countries and Latin America. It is unlikely that global economic growth will slow in the near future, as there is significant unspent consumer demand which is not affected by slight changes in currency values or interest rates.

Overall for 2004 the economy is likely to grow at a sustainable growth rate of 3 to 4% annually with inflation remaining closer to a 1% rate. This bodes well for interest rates remaining at the low end. In addition, interest rates may not rise much in the long run because borrowing demand may have reached a saturation level, with total debt now at 2 times GDP (a 50 year high). Both consumers and businesses have continued to refinance old debt and take on even more over the last 2 years.

It also appears that the trade deficit and a weak dollar have not been an impediment for economic growth or the bull market and the budget deficit can only decrease with extended economic recovery. Finally, this is a presidential election year, which is normally good for stocks regardless of who is elected. Stock valuations are also not excessive. The S&P500 is currently selling at a p/e of 18 times 2004 EPS, compared to a historical range of 6 to 26 times over the last 78 years. Overall, it appears that stocks could outperform other financial assets for the foreseeable future, as they are the only game in town with risk free interest rates at a historically low level (1% in round numbers).
However, one should not expect only smooth sailing.   From time to time market
sentiment and bad news from the non-fundamental factors, such as random terrorists attacks, could lead to market volatility. We hope investors with longterm orientation will take advantage of the market dips to make purchases.

Why does our fund continue to do well?
Our research fortifies a belief that the bull market is sustainable. On this basis we examine attractive opportunities for investment and pursue new ideas aggressively. On a tactical level, we do not hesitate to take profits when necessary and reinvest cash for further growth.

Philosophy of investing: the constant theme to our stock selection is to identify extraordinary growth companies in exciting industries. Our main focus is to single out companies whose revenues, earnings, and market share are growing at above normal rates due to the superiority of their respective business models. In addition to our own in-depth fundamental research, we use our own proprietary earnings momentum screen to differentiate strong from weak companies. We also use our own proprietary technical analysis software to identify volume, price trends, and money flows and determine a potential top or bottom for individual securities. On a day-to-day basis we use a variety of technical tools to monitor changing leadership and to measure the underlying psychology of the stock market for identifying new investment opportunities.

There is no single factor or one industry that has led to our extraordinary performance since this bull market started in March of 2003. Rather, it is a highly focused company specific approach and intelligent diversification that has contributed to our performance. Our fund continues to be distributed over a variety of industries, which protects shareholders against stock-specific risk. In July 31 2003 we held 75 listings and as of January 31, 2004 we have 88 holdings.

Some of our longer-term holdings that continue to perform well are Pacific Internet (PCNTF), Netflix Inc.(NFLX), Red Hat, Inc. (RHAT), and Tivo Inc.
(TIVO). While holding on to some of our long-term winners, we also have been opportunistically taking advantage of new ideas. Broadly speaking the sectors that have contributed to our performance are; broadcasting, entertainment, securities brokerage, telecom equipment, telecom services, computer software, advertising, Internet service and information portal industries

In conclusion, with mid cap growth as our primary focus, our single pre-occupation is to identify and invest in companies that are exciting for our times. We pick stocks not just for investing but also for achieving extraordinary returns. However, once again I must emphasize that investors should not expect returns of 100% or more every year. We believe that our philosophy of picking big potential winners and our overall money management strategy will lead to superior long term returns, although we all must anticipate a blip or two in the future. We hope investors will look at market dips as an opportunity to add Apex to their holding.

We sincerely appreciate our shareholders that have stayed with us through one of the most treacherous bear market in history and thank you for partnering with us in the APEX enterprise.




Suresh L. Bhirud, CFA
Chairman

See accompanying Notes to Financial Statements


                          The Apex Mid Cap Growth Fund
              Schedule of Investments report Date January 31, 2004
                                  (UNAUDITED)

       CO.  NAME                         Shares   % MV  Market
                                                        Value

        ABLEAUCTIONS.COM INC *          20000           20,000
 TOTAL  ACTIONEERS                              1.33    20,000

        LOOKSMART LTD *                 12000           22,800
 TOTAL  ADVERTISING   PROMOTIONAL               1.52    22,800

        AUTOBYTEL.COM *                  1000           12,570
 TOTAL  AUTO & TRUCK                            0.84    12,570

        TIVO *                           4000           43,000
 TOTAL  BROADCASTING                            2.87    43,000

        METRICOM *                        100                0
        PALMSOURCE INC *                   64            1,184
        SILICON STORAGE TECH *           1000           12,020
        XYBERNAUT *                     20000           35,200
 TOTAL  COMPUTER & PERIP.                       3.23    48,404

        BEYOND.COM CORP *                 600                3
        CHINA.COM CORP CLASS A *         4000           44,320
        CITYVIEW CORP *                 10000              450
        E.PIPHANY INC. *                 1000            8,580
        I2 TECHNOLOGIES *                1000            1,550
        INTERNET CAPITAL GROUP INC *    40000           16,400
        PALMONE INC *                     200            2,050
        RED HAT *                        3000           57,900
        SONICWALL *                      1000            9,360
        VA LINUX SYSTEMS *               3000           11,970
        VERTICALNET *                     200              610
 TOTAL  COMPUTER SOFTW & SVC                   10.22   153,193

        INTERNET INITIATIVE JAPAN *      5000           26,150
 TOTAL  DATA CENTER SERVICES                    1.74    26,150

        EDULINK INC *                   40000              232
 TOTAL  DIVERSIFIED CO                          0.02       232

        APPLIED DIGITAL SOLUTIONS *     40000           16,000
        CYANOTECH CORP *                10000           20,900
        CYTOGEN *                         300            4,053
        IMMUNE RESPONSE *                4000            7,200
        KERAVISION *                     5000                5
        LCA VISION *                      750           18,375
        MILLENNIUM PHARMACEUTICAL *       500            8,800
        PHARMOS CORPORATION *           10000           44,600
        PRACEIS PHARMACEUTICALS *        1000            6,610
        VAXGEN *                         1000           10,010
        VIVUS INC *                         8               36
 TOTAL  DRUG INDUSTRY                           9.11   136,589

        AROTECH CORP *                   5000            9,650
        SUPERCONDUCTOR TECHNOLOGIES *    3000           17,640
 TOTAL  ELECTRICAL EQUIPT.                      1.82    27,290

        ADAPTIVE BROADBAND *             1300                5
        PARADYNE NETWORKS *              4000           16,840
        VPGI CORP *                      8500            1,020
 TOTAL  ELECTRONICS                             1.19    17,865

        DIAMOND HITTS PRODUCTION IN *    9000                1
        NETFLIX INC. *                    950           69,740
 TOTAL  ENTERTAINMENT                           4.65    69,740

        ESAFETYWORLD INC *                500                0
        TALKPOINT COMMUNICATIONS IN *     200                5
 TOTAL  ENVIRONMENTAL                           0.00         5

        DRKOOP.COM INC *                 2000                6
        WEB MD CORPORATION *             4000           36,000
 TOTAL  HEALTHCARE INFO SYS                     2.40    36,006

        ACCLAIM ENTERTAINMENT INC. *     1000              700
 TOTAL  HOTEL / GAMING                          0.05       700

        IDENTIX INC. *                   1343            7,145
        RAINMAKER SYSTEMS INC *          1000            1,630
        VISAGE TECHNOLOGY *              1000            4,760
 TOTAL  INDUSTRIAL SERVICES                     0.90    13,535

        IVILLAGE *                       3000           13,560
 TOTAL  INFORMATION PORTALS                     0.90    13,560

        AMERICA ONLINE LATIN AMERIC *   20000           33,400
        DSL.NET INC *                   20000           13,800
        INTERNET GOLD-GOLDEN LINES *      500            2,130
        PACIFIC INTERNET *               6000           46,440
        SATYAM INFOWAY LIMITED *         4000           28,520
        VIA NET WORKS *                 20000           37,400
 TOTAL  INTERNET SERVICE PROVIDER              10.79   161,690

        CMG INFORMATION SERVICES *      21000           58,170
 TOTAL  INVESTMENT CO. (DOM) COMP.              3.88    58,170

        CAREMATRIX *                      278                1
        TRINITY BIO *                    2000            8,620
 TOTAL  MEDICAL SERVICES                        0.58     8,621

        TRIMEDYNE INC *                 20000           26,000
 TOTAL  MEDICAL SUPPLIES                        1.73    26,000

        CORPFIN.COM *                     116              157
        FUTUREMEDIA PLC ADR *           20000           22,800
 TOTAL  MISCELLANEOUS                           1.53    22,957

        E-LOAN *                         1000            2,650
        MORTGAGE.COM *                   4000                0
 TOTAL  MORTGAGE BANKERS & L                    0.18     2,650

        SINA CORPORATION *                500           22,845
 TOTAL  ONLINE MEDIA                            1.52    22,845

        SIRIUS SATELLITE RADIO INC *    20000           54,000
        XM SATELLITE RADIO HLDGS IN *    2000           46,840
 TOTAL  RADIO BROADCASTING                      6.73   100,840

        DRUGSTORE.COM *                  2000           13,480
        EGGHEAD.COM *                    4260                4
        GSV INC *                         200               16
        LOUDEYE CORP *                  19000           40,850
        OVERSTOCK.COM *                  2000           37,820
 TOTAL  RETAIL SPECIALTY                        6.15    92,170

        E TRADE GROUP *                  1500           20,985
        KNIGHT/TRIMARK GROUP *           3000           41,400
        TRACK DATA CORPORATION *        25000           40,250
 TOTAL  SECURITIES BROKERAGE COMP.              6.85   102,635

        ADVANCED MICRO DEVICES INC. *    3000           44,580
        TRANSMETA CORPORATION *          4000           15,200
 TOTAL  SEMICONDUCTOR                           3.99    59,780

        ADC TELECOMMUNICATIONS INC. *    5000           17,600
        CIENA CORP *                      500            3,625
        LUCENT TECHNOLOGIES *            1000            4,480
        OCCAM NETWORKS *                 2000              410
        QIAO XING UNIV *                 4000           52,800
        ZHONE TECHNOLOGIES INC *         5000           30,700
 TOTAL  TELECOM. EQUIPMENT                      7.31   109,615

        AMERICAN INDEPENDENCE CORP *      122            1,723
        HIGH SPEED ACCESS *              1000               20
        INTERNAP *                      20000           45,800
        KOREA THRUNET CO LTD *           1000                0
        TELESYSTEM INTL WIRELESS IN *    3000           38,730
        UBIQUITEL INC *                  3000            8,880
        USURF AMERICA INC *             50000           13,500
 TOTAL  TELECOM. SERVICES                       7.25   108,653

       TOTAL COMMON STOCKS                    101.30 1,518,265

       TOTAL INVESTMENTS                      101.30 1,518,265
       OTHER ASSETS (LESS LIABILITIES)         -1.30  (19,557)

       NET ASSETS                             100.00 1,498,708
       NET ASSETS VALUE PER SHARE                         2.12
       OFFERING PRICE PER SHARE                           2.25

* Non - income producing securities

See accompanying Notes to Financial Statements


                          THE APEX MID CAP GROWTH FUND
  STATEMENT OF ASSETS AND LIABILITIES For the six months ended January 31, 2004
                                   (Unaudited)

ASSETS
   Investment Securities at Value             $ 1,518,265
(Identified cost -  $2,771,627) (Note 1)

  Securities Sold                                  44,375
  Prepaid Insurance                                   296
  Total Assets                                              $1,562,936

LIABILITIES
    Cash Overdraft                               (38,092)
    Securities Purchased                          (9,450)
    Accrued expenses                             (16,686)
  Total Liabilities                                          ($ 64,228)

    NET ASSETS (Equivalent to $2.12 per share             $  1,498,708
        based on 707,300  shares outstanding)

COMPOSITION OF NET ASSETS:
  Paid in Capital                              $4,047,112
  Distribution in excess of accumulated Net    (1,295,042)
Realized gain (loss)
  Accumulated Net Investment Income               --
  Net Unrealized Appreciation (Depreciation)   (1,253,362)
of Investments
  Total Net Assets                            $ 1,498,708

    STATEMENT OF OPERATIONS (UNAUDITED) FOR SIX MONTHS ENDED JANUARY 31, 2004


INVESTMENT INCOME
  Dividends                                                  $   443
EXPENSES
  Audit                                            $2,000
  Fund Accounting                                   5,850
  Transfer Agent                                    2,580
  Shareholder Report                                  360
  Directors                                         3,000
  Registration                                        637
  Insurance                                           311
  Fund Administration (Note 4)                      1,020
  Custodian                                         3,360
  Investment Advisor (Note 4)                       5,104
  12b-1 Fees (Note 6)                               1,276
 Total Expenses                                             (25,498)
  Expense Reimbursement/ waived by Advisor                    6,124
(Note 4)
  Expense net of Reimbursement/ waiver                      (19,374)
NET INVESTMENT GAIN (LOSS)                                  (18,931)
       REALIZED AND UNREALIZED GAIN (LOSS) ON
                                  INVESTMENTS
  Net Realized Gain (Loss) on Investments                  (111,895)
  Change in Unrealized Appreciation                          352,963
(Depreciation) of Investments
       NET REALIZED/UNREALIZED GAIN (LOSS) ON                241,068
                                  INVESTMENTS
NET INCREASE (DECREASE) IN NET ASSETS                        222,137
RESULTING FROM OPERATION

                 See accompanying Notes to Financial Statements


                          THE APEX MID CAP GROWTH FUND
         STATEMENT OF CHANGES IN NET ASSETS FOR EACH PERIOD (UNAUDITED)

                                      For the 6 Months  For the Year
                                                 Ended         Ended
                                      January 31, 2004 July 31, 2003
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)            $  (18,931)   $  (24,497)
  Net Realized Gain / (loss) on              (111,895)
investment  Securities Sold                                (112,094)
  Net unrealized                               352,963       366,255
appreciation/(depreciation) of
Investments
  Net Increase (Decrease) in Net            $  222,137    $  229,664
Assets Resulting from Operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                        0             0
  Capital Gains                                      0             0
  Total Distributions                                0             0

CAPITAL SHARE TRANSACTIONS
  Shares Sold                                  855,376       400,820
  Shares issued in lieu of Cash                      0             0
Distributions
  Cost of shares Redeemed                    (396,300)      (43,484)
  Increase (Decrease) in Net Assets            459,076       357,336
Due to Capital Share Transactions

  TOTAL INCREASE (DECREASE) IN NET             681,213       587,000
ASSETS
  NET ASSETS BEGINNING OF PERIOD               817,495       230,495
  NET ASSETS END OF PERIOD                 $ 1,498,708     $ 817,495

 FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (UNAUDITED)

                              For the For the For the  For the For the
                                    6    Year    Year     Year    Year
                               months   Ended   Ended    Ended   Ended
                                Ended
                              January    July    July     July    July
                                  31,     31,     31,      31,     31,
                                 2004    2003    2002     2001    2000

NET ASSET VALUE, BEGINNING OF   $1.65   $0.79   $1.31    $4.45   $9.30
PERIOD
Income/(Loss) from Investment
Operations:
  Net Investment               (0.04)  (0.09)  (0.15)   (0.15)  (0.14)
Income/(Loss)
  Net Gain/(Loss) on
Securities (Both Realized and   0.51    0.95   (0.37)   (2.48)  (2.28)
Unrealized)

  Total from Investment          0.47    0.86  (0.52)   (2.63)  (2.42)
Operations
Distributions:
  Dividend Distributions Paid    0.00    0.00    0.00   (0.51)  (2.43)
  Distributions from Capital     0.00    0.00    0.00    0.00    0.00
Gains
  Total Distributions            0.00    0.00    0.00   (0.51)  (2.43)

NET ASSET VALUE, END OF        $ 2.12  $ 1.65  $ 0.79   $1.31  $ 4.45
PERIOD
Total Return (Not Reflecting  28.48%** 108.86% (39.69)% (62.36)%(37.21)%
Sales Load)
Ratios/Supplemental Data:
  Net Assets, End of Period    $1,499   $ 817   $ 230    $ 417  $1,379
(in thousands)
  Ratios to Average Net
Assets:
    Expenses                  1.87%**   9.19%  12.42%    7.04%   2.68%
    Net Investment           (1.82)%** (8.67)% (12.31)% (6.72)% (2.37)%
Income/(Loss)
    Effect of
Reimbursements/Waivers on     0.60%**   1.20%   1.20%    1.20%   1.19%
Above -   Ratios
    Portfolio Turnover Rate  92.53%** 128.42% 117.18%  158.17% 355.90%

** Not annualized

See accompanying Notes to Financial Statements


                          THE APEX MID CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE SIX MONTHS ENDED  JANUARY 31, 2004 (Unaudited)

1    SIGNIFICANT ACCOUNTING POLICIES
     Bhirud Funds Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

     SECURITY VALUATION
     Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

     United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     CAPITAL LOSS CARRY FORWARDS
     The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2003, the Fund had capital loss carry forward for tax purposes of $ 758,882, of which $442,745 expires in 2009, $204,042 expires in 2010, and $112,094 expires in 2011.

2.   CAPITAL STOCK TRANSACTIONS
     The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001). Transactions in shares of common stock for the six months ended January 31, 2004 were as follows:

                            For the 6 months           For the Year
                                       Ended              Ended
                             January 31,2004          July 31, 2003
                             Shares   Amount       Shares      Amount

Beginning Balance           494,749  $3,612,533    290,08     $3,299,115
Shares Sold                 443,647     855,376    258,85        400,820

Shares Issued in                  0           0         0              0
Reinvestment of Dividends
Shares Redeemed            (231,096)  (396,300)   (54,192)       (43,484)

Reclassification of               0    (24,497)         0        (43,918)
Capital Account
Net Increase (Decrease)     212,551    434,579    204,660        313,418

Ending Balance              707,300 $4,047,112    494,749     $3,612,533


                          THE APEX MID CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE SIX MONTHS ENDED  JANUARY 31, 2004 (Unaudited)

3.   INVESTMENTS
     Purchases and sales of securities for the six months ended January 31, 2004 other than short-term securities, aggregated $1,446,949 and $973,465, respectively. The cost of securities is substantially the same for Federal income tax purposes. For Federal income tax purposes:

     Aggregate Cost is  $2,771,627.

        Gross Unrealized    Gross Unrealized   Net Unrealized
        Appreciation        Depreciation       Depreciation
        $308,194            $(1,561,556)       $(1,253,362)

4.   INVESTMENT ADVISORY CONTRACT
     The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the six months ended January 31, 2004 the Advisor elected to defer the payment of Advisory fees payable in the amount of $ 5,104. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Corporation is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

     The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the six months ended January 31, 2004 the Administrator elected to defer the payment of Administrative service fees payable in the amount of $1,020.
     From December 1, 1996, the U.S. Bank has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

5.   ORGANIZATION EXPENSES
     The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.   DISTRIBUTION PLAN
     The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the six months ended January 31, 2004, the Fund has incurred distribution costs of $1,202 payable to Bhirud Associates, Inc.

7.   TRANSACTIONS WITH AFFILIATES
     During the six months ended January 31, 2004 the Fund paid $15,255, brokerage commissions to Bhirud Associates, Inc.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(24,497) as of July 31, 2003, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.



                          THE APEX MID CAP GROWTH FUND
                              C/o Bhirud Funds Inc.
                                 SOUNDVIEW PLAZA
                              1266 EAST MAIN STREET
                               STAMFORD, CT  06902
                                 (877) 593-8637

Trustees Information

   The Fund's Board of Trustees has responsibility for the overall management and operations of the Portfolios. Each Trustee oversees Fund and serves until he or she resigns, retires or his or her successor is elected and qualified. Each officer serves until his or her successor is elected and qualified. The following table provides information regarding each Trustee, including those who are not an "interested person" of the Fund, as defined in the Investment Company Act of 1940.

Name, Address and Age  Position(s), Length    Principal Occupations
                       of Time Served         During Past 5 Years,
                                              Directorship Held

Officers and
Interested Directors

Suresh L. Bhirud, 55   Chairman of the Board  Chairman of the Board
27 Winding Ln.         and Treasurer since    and Treasures;
Darien, CT 06820       August 6,1992          President of Bhirud
                       President since July   Associates, Inc.
                       23, 2002

Harish L. Bhirud, 50   Director since April   Director and Vice-
71 Strawberry Hill     7, 1997                President of Bhirud
Ave., #607             Vice President since   Funds Inc.
Stamford, CT 06902     January 24, 1995       Vice-President-Bhirud
                                              Associates, Inc.
Disinterested Directors

Timothy M. Fenton,     Director since August  Licensed Realtor with
60                     6, 1992                William Raveis, Since
6 Jackson Dr.                                 August 2002.
Norwalk, CT 06851                             Chairman of Fenton &
                                              Zalenetz Inc., a
                                              direct marketing
                                              consulting firm.

M. John Sterba, Jr.,   Director since August  Chairman of
60                     6,1992                 Investment Management
Investment Mgmt                               Advisors, Inc.
Advisors Inc.
156 Fifth Ave.
New York, NY 10010

Alexander Norman       Director since August  Independent
Crowder, III, 68       6,1992                 Management
159 E Ave., Old Forge                         Consultant, Since
Green                                         1991 and part time
New Canaan, CT 06840                          Chairman of EFI
                                              Actuaries, Inc.

Investment Advisor & Distributor    Bhirud Associates, Inc.
Administrator                       Bhirud Associates, Inc.
Custodian                           US Bank, N.A.
Legal Counsel                       Sherman & Sterling
Independent Auditors                Van Buren & Hauke, LLC

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Bhirud Funds Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.


Item 2.  Code of Ethics.

Not applicable to Semi-Annual Reports for the period ended January 31, 2004.

Item 3.  Audit Committee Financial Expert.

Not applicable to Semi-Annual Reports for the period ended January 31, 2004.

Items 4-8.  Reserved

Item 9.  Controls and Procedures.

Not applicable to Reports for the period ended January 30, 2004.

Item 10.  Exhibits.  Certifications required by Item 10(b) of
Form N-CSR are filed herewith.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                           Bhirud Funds Inc.


By /s/Suresh L. Bhirud
     Suresh L. Bhirud
     President and Treasurer


Date March 27, 2004